Supplement dated May 29, 2018

to the

Prospectuses and Statement of Additional Information dated May 1, 2018 for

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its
Separate Account VA-K

I.              Prospectus

Effective immediately, the principal business address for Global Atlantic Distributors, LLC will change as stated below. Any references in the prospectus to the old address will be deleted and replaced with the new address.

Old Address:	New Address:
82 Hopmeadow Street, Suite 200	One Financial Plaza
Simsbury, CT 06089	755 Main Street, 24th Floor
Hartford, CT 06103

II.        Statement of Additional Information

In the Statement of Additional Information, under the section entitled “Underwriters,” the first paragraph is deleted and replaced with the following paragraph:

UNDERWRITERS

Global Atlantic Distributors LLC, a Delaware company located at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103 (“Global Atlantic” or “Underwriter”) is principal underwriter for the Contracts. Global Atlantic is a corporation organized and existing under the laws of the state of Delaware, and is a wholly-owned subsidiary of Global Atlantic (Fin) Company. Global Atlantic is a registered broker-dealer with the SEC, and a member of the Financial Industry Regulatory Authority (“FINRA”). The Company has effectively ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs.

This Supplement Should Be Retained with Your Prospectus and

Statement of Additional Information for Future Reference.